UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2024

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01	ACQUISITION OF ASSETS

Effective June 1, 2024 Athena Gold Corporation (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Silver Reserve Inc. to acquire an 100% interest in 11 unpatented BLM claims covering approximately 89 hectares (220 acres) known as the Blue Dick Mine and related mineral claims (“BD”), together with certain technical data relating to the mining claims (the “Purchased Assets”). Total consideration consists of an aggregate of US $45,000 in cash and a 3% NSR. This acquisition expands our flagship Excelsior Springs Project located in the Walker Lane Trend, Nevada. area to 1,675 hectares (4,140 acres).

A copy of the APA is filed herewith as Exhibit 10.1

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

Effective June 7, 2024 and subject to approval of the Canadian Securities Exchange, the Company agreed to issue an unsecured promissory note (a “Promissory Note”) to John C. Power, the Company’s President and Chief Executive Officer (the “Lender”), in exchange for a loan in the principal amount of US $100,000 (the “Loan”), which Loan consists of US $92,500 in cash advances and US $7,500 in accrued management fees. A copy of the unsecured Promissory Note is filed herewith as Exhibit 10.2.

The Promissory Note is due and payable on January 2, 2026 (the “Maturity Date”). Interest on the principal amount of the Promissory Note will accrue from the original date of issue at a rate of six percent (6%) per annum, calculated and payable monthly, until the Maturity Date. The Company shall have the option of prepaying the whole or any part of the principal amount of the Promissory Note (together with all accrued and unpaid interest thereon) at any time without notice, bonus or penalty. Proceeds of the Loan are to be used for general working capital or property acquisitions as may be determined by the Board of Directors.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.Effective June 7, 2024, the Company issued an aggregate of 600,000 shares in the common stock of the Company as bonus shares (“Bonus Shares”) to two independent directors and the Chief Financial Officer of the Company as compensation in appreciation and recognition of their services. The issuance is subject to the approval of the Canadian Securities Exchange.

1b.Effective June 7, 2024 the Company agreed to settle outstanding debt in the amount of CDN $15,000.00 (the “Debt”) owing to an arm’s length creditor through the issuance of 300,000 shares of common stock in the capital of the Company (the “Common Shares”) at a deemed price of CDN $0.05 per Common Share (the “Debt Transaction”).

2.The Bonus Shares noted under 1(a) above were issued to the Company’s two directors and officer and constitutes a “related party transaction” as this term is defined in Multilateral Instrument 61-101: Protection of Minority Securityholders in Special Transactions (“MI 61-101”).

All Bonus Shares issued are subject to a four month and a day hold period.

c.Not applicable.

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d.The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the valuation and minority stockholder approval requirements of MI 61-101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 as the fair market value of the Bonus Shares does not exceed 25% of the Company's market capitalization. The Company also relied upon the exemption set forth in Rule 506 of Regulation D under the Securities Act of 1933.

The Common Shares issued under 1(a) and (b) above have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

e.Not Applicable.

f.Not Applicable

ITEM 7.01	REGULATION FD DISCLOSURE

On June 7, 2024, the Company issued a press release announcing, subject to approval of the Canadian Securities Exchange, the issuance of an aggregate of 600,000 shares in the common stock of the Company as bonus shares (“Bonus Shares”) to two independent directors and the Chief Financial Officer of the Company as compensation in appreciation and recognition of their services. The Bonus Shares are being issued at a deemed price of CDN $0.05 per share.

In this same press release, subject to the approval of the Canadian Securities Exchange, the Company announced that it has agreed to settle outstanding debt in the amount of CDN $15,000.00 (the “Debt”) owing to an arm’s length creditor through the issuance of 300,000 shares of common stock in the capital of the Company (the “Common Shares”) at a deemed price of CDN $0.05 per Common Share. A copy of the press release is filed herewith as Exhibit 99.1.

On June 12, 2024 the Company issued another press release announcing the execution of the APA described above in item 1.01 above. A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
10.1	Asset Purchase Agreement
10.2	Promissory Note
99.1	Press Release dated June 7, 2024
99.2	Press Release dated June 12, 2024
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: June 13, 2024	By:	/s/ John C. Power
John C. Power, President

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